CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Dale Jarrett Racing Adventure, Inc. (the "Corporation"), hereby certifies, to such officer's knowledge, that the Corporation's Quarterly Report on Form 10-QSB for the three months ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                 /s/ Timothy B. Shannon
                                 ----------------------
                                 Timothy B. Shannon
                                 Chief Executive Officer and
                                 Chief Financial Officer

November 14, 2003